                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             PROVIDIAN CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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Notes:

[LOGO OF PROVIDIAN CORP.]

March 28, 1995

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Providian Corporation to be held on Friday, May 5, 1995, in the Lobby of One Commonwealth Place, 680 Fourth Avenue, Louisville, Kentucky, commencing at 10:30 a.m., Eastern Daylight Time. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

This year, in addition to electing four directors and ratifying independent auditors, you are being asked to consider and vote upon adopting the 1995 Stock Option Plan and the Management Incentive Plan and amending the Stock Ownership Plan. These matters are discussed in greater detail in the accompanying proxy statement.

Your Board of Directors recommends a vote FOR the election of directors, FOR approval of independent auditors, FOR adoption of the 1995 Stock Option Plan, FOR adoption of the Management Incentive Plan and FOR amendments to the Stock Ownership Plan.

Regardless of the number of shares you own or whether you plan to attend, it is important that your shares are represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy promptly.

If you have any questions or comments about matters discussed in the proxy statement or the operation of your company, we'd be happy to hear from you. Please call our Shareholder Relations Department, collect, at (502) 560-2391. We look forward to seeing you at the Annual Meeting in Louisville.

Sincerely,

[SIGNATURE OF IRVING W. BAILEY]

Irving W. Bailey II
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Providian Corporation (the "Company") will be held at 10:30 a.m. Eastern Daylight Time on Friday, May 5, 1995, in the Lobby of One Commonwealth Place, 680 Fourth Avenue, Louisville, Kentucky.

The purposes of the meeting will be to:

(1) Elect four directors;

(2) Consider and act upon a proposal to adopt the Company's 1995 Stock Option Plan;

(3) Consider and act upon a proposal to adopt the Company's Management Incentive Plan;

(4) Consider and act upon a proposal to amend the Company's Stock Ownership
Plan;

(5) Consider and act upon a proposal to ratify the appointment of independent auditors; and

(6) Transact any other business that may properly come before the meeting.

While only stockholders of record who own Providian common stock at the close of business on March 10, 1995, will be entitled to vote at the meeting, all stockholders are invited to attend.

By Order of the Board of Directors
ROBERT MICHAEL SLAVEN
Secretary
PROVIDIAN CORPORATION

Louisville, Kentucky
March 28, 1995

PROVIDIAN CORPORATION

400 WEST MARKET STREET

LOUISVILLE, KENTUCKY 40202

PROXY STATEMENT

PROXY SOLICITATION AND VOTING RIGHTS

The Board of Directors of Providian Corporation (the "Company") is soliciting proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:30 a.m. on Friday, May 5, 1995, in the Lobby of One Commonwealth Place, 680 Fourth Avenue, Louisville, Kentucky, and at any adjournment thereof. The Company is first sending this proxy statement and accompanying proxy to stockholders on or about March 28, 1995.

VOTING RIGHTS

The Board of Directors has fixed the close of business on March 10, 1995, as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting (the "Record Date"). On the Record Date, there were 97,067,445 shares of the Company's common stock, par value $1 per share (the "Common Stock") outstanding. For each share of Common Stock held on the Record Date, a stockholder is entitled to one vote on each matter to be voted upon at the Annual Meeting. A majority of such shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting.

Each share of Common Stock represented at the Annual Meeting by a properly executed proxy will be voted according to the instructions indicated on the proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT. A stockholder may revoke a proxy by voting at the meeting, giving written notice of revocation to the Secretary of the Company, or submitting a later-dated proxy at any time before the voting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting, who also will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

The Company will bear the expense of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or other means of communication. The Company has retained D.F. King & Co., Inc., to help solicit proxies for an estimated fee of $8,000 plus out-of-pocket costs and expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Company knew of no person who beneficially owned more than five percent of any class of the Company's voting securities.

SECURITY OWNERSHIP OF MANAGEMENT

The number of shares of Common Stock owned by each director or nominee, each of the executive officers named in the Summary Compensation Table in this Proxy Statement, and directors, nominees and executive officers as a group, as of the Record Date, is shown in the following table.

 Name of director,
      nominee
   or executive
      officer                                      Number of
   or number in                                       shares
       group                                         owned/1/
--------------------------------------------------------------
 Lee Adrean                                          48,380/2/
 Irving W. Bailey II                                465,777/3/
 John L. Clendenin                                    1,719
 John M. Cranor III                                   4,532
 Joseph F. Decosimo                                  12,484
 Lyle Everingham                                      7,458
 Raymond V. Gilmartin                                   804
 J. David Grissom                                    25,590
 Watts Hill, Jr.                                     52,320
 F. Warren McFarlan                                   5,426
 Shailesh J. Mehta                                   59,826/4/
 Martha R. Seger                                      1,214
 Florence R. Skelly                                   1,604
 Larry D. Thompson                                    1,335
 Joseph M. Tumbler                                  108,396/5/
 Robert L. Walker                                    26,149/6/
 John L. Weinberg                                    25,458
 Directors and executive officers as a group (23)   983,490/7/
--------------------------------------------------------------

/1/Except for officers who have been granted options under the Company's stock option plans, no director, nominee or officer currently has any right to acquire Common Stock through the exercise of options, warrants, stock rights or conversion privileges. Unless stated otherwise, sole voting and investment powers are held by the owners named.
/2/Includes 9,909 shares directly held by Mr. Adrean; 1,444 shares held in Mr.
 Adrean's account under the Company's Thrift Savings Plan over which Mr. Adrean holds limited investment power; 6,093 shares held in Mr. Adrean's account under the Company's Stock Ownership Plan subject to vesting requirements set forth in footnote 3 to the Summary Compensation Table in this Proxy Statement; and 30,934 shares which Mr. Adrean has the right to acquire pursuant to stock options exercisable within 60 days of the Record Date.
/3/Includes 147,199 shares directly held by Mr. Bailey; 7,259 shares held in Mr. Bailey's account under the Company's Thrift Savings Plan over which Mr. Bailey holds limited investment power; 20,185 shares held in Mr. Bailey's account under the Company's Stock Ownership Plan subject to the vesting requirements set forth in footnote 3 to the Summary Compensation Table; and 291,134 shares which Mr. Bailey has the right to acquire pursuant to stock options exercisable within 60 days of the Record Date.
/4/Includes 35,982 shares directly held by Mr. Mehta; 1,000 shares held in Mr.
 Mehta's Individual Retirement Account; 584 shares held in Mr. Mehta's account under the Providian Bancorp 401(k) Plan over which Mr. Mehta holds limited investment power; 410 shares held in Mr. Mehta's account under the Company's Thrift Savings Plan over which Mr. Mehta holds limited investment power; 12,482 shares held in Mr. Mehta's account under the Company's Stock Ownership Plan subject to vesting requirements set forth in footnote 3 to the Summary Compensation Table; and 9,368 shares which Mr. Mehta has the right to acquire pursuant to stock options exercisable within 60 days of the Record Date.
/5/Includes 17,959 shares directly held by Mr. Tumbler; 4,628 shares held in Mr. Tumbler's account under the Company's Thrift Savings Plan over which Mr. Tumbler holds limited investment power; 8,431 shares held in Mr. Tumbler's account under the Company's Stock Ownership Plan subject to the vesting requirements set forth in footnote 3 to the Summary Compensation Table; and 77,378 shares which Mr. Tumbler has the right to acquire pursuant to stock options exercisable within 60 days of the Record Date.
/6/Includes 5,823 shares directly held by Mr. Walker; 936 shares held in Mr.
 Walker's account under the Company's Thrift Savings Plan over which Mr. Walker holds limited investment power; 3,123 shares held in Mr. Walker's account under the Company's Stock Ownership Plan subject to the vesting requirements set forth in footnote 3 to the Summary Compensation Table; and 16,267 shares which Mr. Walker has the right to acquire pursuant to stock options exercisable within 60 days of the Record Date.
/7/Includes 843,546 shares beneficially owned by all executive officers, of which 22,779 shares are held in such officers' accounts under certain tax-qualified defined contribution plans over which they hold limited investment power; and of which 67,722 shares are held in such officers' accounts under the Company's Stock Ownership Plan subject to the vesting requirements set forth in footnote 3 to the Summary Compensation Table; and includes 511,065 shares that the same group of officers has the right to acquire pursuant to stock options exercisable within 60 days of the Record Date. No director, nominee or executive officer beneficially owned more than one percent of the Common Stock outstanding on the Record Date, and ownership by all constituted one percent of the Common Stock outstanding on the Record Date.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for the classification of the Board of Directors into three classes with each class of directors serving staggered three-year terms. Four directors are to be elected at the Annual Meeting to serve for a term of three years expiring in 1998.

Directors will be elected by a plurality of the votes cast at the Annual Meeting. All nominees have consented to be named and to serve if elected. The Company does not presently know of anything that would preclude any nominee from serving if elected. If any nominee, for any reason, should become unable or unwilling to stand for election as a director, either the shares of Common Stock represented by all proxies authorizing votes for such nominee will be voted for the election of such other person as the Board of Directors may recommend, or the number of directors to be elected at the Annual Meeting will be reduced accordingly. All of the nominees are current directors of the Company.

Ms. Florence Skelly and Mr. John Weinberg will retire as directors following the Annual Meeting, in accordance with the mandatory retirement provisions of the Company's By-laws.

For each of the four nominees, as well as the eight directors whose terms continue after the Annual Meeting, information follows as to age, length of service as a director of the Company, positions and offices with the Company, principal occupations during the past five years and other directorships of publicly-held companies.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING:

              JOHN M. CRANOR III, 48
              Director since 1991.
              President and Chief Executive Officer of KFC Corporation, 1989 to 1994; President, Pepsi-Cola East, 1988 to 1989.

  [PHOTO]


              J. DAVID GRISSOM, 56
              Director since 1978.
              Chairman, Mayfair Capital, 1989 to present; Vice Chairman, PNC Financial Corp., 1987 to 1989.

              Other directorships: Columbia/HCA Healthcare Corporation; Churchill Downs, Incorporated; LG&E Energy Corp.; Transco Energy Company; Regal Cinemas, Inc.; and Sphere Drake Holdings, Ltd.

  [PHOTO]


              F. WARREN MCFARLAN, 57
              Director since 1986.
              Senior Associate Dean and Professor of Business Administration, Harvard Business School, 1973 to present; a member of the Harvard faculty since 1964.


              Other directorships: Pioneer Hi-Bred International, Inc.; and
  [PHOTO]     Computer Sciences Corporation.


              MARTHA R. SEGER, PH.D., 63
              Director since 1991.
              Distinguished Visiting Professor of Finance, Central Michigan University, 1993 to present; John M. Olin Distinguished Fellow, University of Arizona, 1991 to 1993; Member, Board of Governors of the Federal Reserve System, 1984 to 1991.


              Other directorships: Amerisure Companies; Xerox Corp.; Kroger
  [PHOTO] Co.; Johnson Controls, Inc.; Amoco Co.; Fluor Corp.; and Tucson Electric Power Co.

DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE IN 1996 ARE:

              IRVING W. BAILEY II, 53
              Director since 1987.
              Chairman and Chief Executive Officer, Providian Corporation, 1988 to present; President, 1988 to 1994; Chief Operating Officer, 1987 to 1988; Executive Vice President and Chief Investment Officer, 1981 to 1987.


              Other directorships: Computer Sciences Corporation; and
  [PHOTO]     BellSouth Telecommunications, Inc.


              JOHN L. CLENDENIN, 60
              Director since 1984.
              Chairman and Chief Executive Officer, BellSouth Corporation, 1984 to present.

              Other directorships: BellSouth Corporation; Springs Industries, Inc.; Equifax Inc.; National Service Industries, Inc.; Kroger Co.; Coca-Cola Enterprises, Inc.; Wachovia Corporation; and RJR Nabisco, Inc.

  [PHOTO]


              RAYMOND V. GILMARTIN, 54
              Director since 1993.
              Chairman, President and Chief Executive Officer, Merck & Co., Inc., 1994 to present; Chairman, President and Chief Executive Officer, Becton Dickinson & Co., 1989 to 1994.


              Other directorships: Merck & Co., Inc.; and Public Service
  [PHOTO]     Enterprise Group, Inc.


              SHAILESH J. MEHTA, 45
              Director since 1994.
              President and Chief Operating Officer, Providian Corporation, 1994 to present; Executive Vice President, 1993 to 1994; Chairman and Chief Executive Officer, Providian Direct Insurance, 1993 to 1994; Chairman, President and Chief Executive Officer, Providian Bancorp, 1988 to 1994; Executive Vice President and Chief Operating Officer, Providian Bancorp, 1986 to 1988.

  [PHOTO]

DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE IN 1997 ARE:

              JOSEPH F. DECOSIMO, 69
              Director since 1981.
              Senior Partner, Joseph Decosimo and Company, 1971 to present.

  [PHOTO]


              LYLE EVERINGHAM, 68
              Director since 1980.
              Retired Chairman and Chief Executive Officer, Kroger Co., and officer of that corporation or one of its divisions since 1963; Chairman of the Executive Committee through May, 1991.


              Other directorships: Kroger Co.; Cincinnati Milacron, Inc.; and Federated Department Stores, Inc.
  [PHOTO]


              WATTS HILL, JR., 68
              Director since 1974.
              Business and Financial Consultant, Watts Hill, Jr. & Associates, 1973 to present.

  [PHOTO]


              LARRY D. THOMPSON, 49
              Director since 1994.
              Partner, King & Spalding (a law firm); he has been a partner with the firm since 1986./1/

  [PHOTO]

---------------------
  /1/The Company retained King & Spalding during 1994 to perform certain legal services.

COMMITTEES OF THE BOARD

The Board has several committees which perform various functions, including those described below.

The AUDIT COMMITTEE makes recommendations to the Board of Directors with respect to engagement of the Company's independent auditors, reviews with the independent auditors the plan and results of the auditing engagement, and reviews the Company's system of internal controls and accounting practices. The members of the Audit Committee are Dr. Seger (Chair) and Messrs. Decosimo, Gilmartin, Grissom, Thompson and Weinberg. The Audit Committee met four times during 1994.

The HUMAN RESOURCES COMMITTEE reviews and approves the compensation and benefits policies and practices of the Company except that approval of the salaries and bonuses of the Chairman of the Board, President and members of the Operating and Policy Committee of the Company are reserved to the full Board of Directors. The committee also recommends to the Board nominations for directors of the Company. In addition, the committee administers the Company's stock option plans and Stock Ownership Plan. The Human Resources Committee is comprised of Messrs. Everingham (Chair), Clendenin, Cranor, Hill and McFarlan, and Ms. Skelly. The Human Resources Committee met five times during 1994.

DIRECTORS' MEETINGS

The Company's Board of Directors met six times in 1994. Each director attended at least 75 percent of all Board and committee meetings held in 1994 during the period when he or she was a director and committee member.

DIRECTORS' COMPENSATION

Directors who also are officers of the Company receive no additional compensation for serving on the Company's Board of Directors. All other directors are paid an annual retainer of $30,000, and may elect to receive all or a portion of this amount in shares of Common Stock. Directors who elect to receive all or a portion of their retainer in Common Stock will receive an award equal to 25 percent of their retainer in shares of restricted stock under the Company's Stock Ownership Plan. Such restricted stock vests one-half after three years or in the event of death, disability or retirement during such three year period. The balance vests after six years if the director does not dispose of the related shares of unrestricted Common Stock during such vesting periods or in the event of death, disability or retirement during the final three year vesting period. Non-employee directors are paid an additional $1,000 for attending the Annual Meeting and each Board and committee meeting. Committee chairs receive an additional $300 for each meeting they conduct. The Company's directors also are reimbursed for necessary and reasonable expenses incurred in the performance of their duties as directors. In addition to this compensation, the Company has purchased for each director (other than officers of the Company) from Commonwealth Life Insurance Company, UniversaLife insurance policies, which provide a death benefit of $100,000 to a beneficiary designated by the director. To the extent that these policies create additional taxable income for these directors, the Company also reimburses each director as necessary to compensate for any additional taxes.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table shows information for the last three fiscal years with regard to compensation for services rendered in all capacities to the Company by the Chief Executive Officer and the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                              Long-Term Compensation
                                    Annual
                                 Compensation                   Awards           Payouts
-------------------------------------------------------------------------------------------------------------------------
                                                    Other     Restricted       Securities
        Name and                                    Annual       Stock         Underlying         LTIP        All Other
       Principal               Salary            Compensation  Award(s)         Options/         Payouts     Compensation
        Position          Year ($)/1/  Bonus ($)    ($)/2/    ($)/3/,/4/        SARs (#)           ($)          ($)/5/
-------------------------------------------------------------------------------------------------------------------------
Irving W. Bailey II       1994 708,077  462,860     18,979         400,635          210,850     1,139,815       23,366
 Chairman and CEO         1993 666,154  457,400     20,749         114,347           60,000                     19,959
                          1992 669,808  577,415     22,191         144,285           51,200                     22,104
Shailesh J. Mehta         1994 430,993  363,670     19,289         213,428          156,725/7/    406,635       17,301
 President and COO        1993 369,266  336,000                    805,240/6/        24,200/7/      8,356/8/    12,186
                          1992 323,925  229,400                     57,315           15,200/7/     75,193/8/     4,800
Joseph M. Tumbler         1994 345,692  111,900                    165,910           95,250       551,954       10,080
 President and CEO--      1993 317,539  213,000                     53,233           16,300                      6,954
 Providian Capital        1992 304,269  208,000                     51,952           18,000                     10,041
 Management
Lee Adrean                1994 290,000   44,100        803         124,058           79,725       452,240        9,570
 President--              1993 254,023  139,000                     34,746           13,000                      4,947
 Agency Group             1992 228,462  139,000                     34,711           12,000                      4,800
Robert L. Walker          1994 217,377  107,100                     67,827           63,500       164,274        6,521
 Senior Vice President--  1993 180,335   76,000                     18,986            9,000                      5,191
 Finance and Chief        1992 160,962   60,000                     14,942            7,000                      4,829
 Financial Officer
-------------------------------------------------------------------------------------------------------------------------

 /1/Represents amounts received as salary during the year. Such amounts may vary in any given year as a result of the number of pay periods during such year.
 /2/Represents amounts reimbursed during the fiscal year for the payment of taxes.
 /3/Represents the dollar value of restricted stock awarded under the Company's Stock Ownership Plan ("SOP"). Restricted Stock awards under the SOP are matched with a like number of shares of non-restricted stock and are intended to replace a portion of cash amounts previously paid under the Company's other incentive plans. One half of such restricted stock will vest if all nonrestricted shares are held for three years or in the event of death, disability or retirement during such three year period. The other half will vest if such nonrestricted stock is held for six years or in the event of death, disability or retirement during the final three year vesting period, except in the event of a change in control of the Company, in which case such shares vest immediately.
 /4/Dividends are paid on restricted stock awards under the SOP at the same rate as paid to all stockholders. On December 31, 1994, Irving W. Bailey II held 16,844 restricted shares having a then market value of $520,059; Shailesh
 J. Mehta held 29,857 restricted shares having a then market value of $921,853; Joseph M. Tumbler held 7,624 restricted shares having a then market value of $235,391; Lee Adrean held 5,775 restricted shares having a then market value of $178,303; and Robert L. Walker held 2,350 restricted shares having a then market value of $72,556.
 /5/Represents Company contributions or liabilities under the Company's defined contribution plans, which include a qualified and a nonqualified plan. Under the qualified plan, the following contributions were made: Mr. Bailey received $4,950, Mr. Mehta received $4,889, Mr. Tumbler received $4,210, Mr. Adrean received $4,950 and Mr. Walker received $4,500. Under the nonqualified plan, the increases in the Company's liabilities were as follows: $18,416 for Mr. Bailey, $12,399 for Mr. Mehta, $5,870 for Mr. Tumbler, $4,620 for Mr. Adrean and $2,021 for Mr. Walker. With respect to Mr. Mehta, contributions for 1992 and 1993 were made under the 401(k) Plan of Providian Bancorp ("Bancorp"), a wholly-owned subsidiary of the Company.
 /6/Includes the market value of 20,000 restricted shares awarded under the SOP subject to performance and time based restrictions, which restrictions have been terminated, and the shares were released to Mr. Mehta, effective January 3, 1995.
 /7/Represents options granted under the Company's 1989 Stock Option Plan and the 1995 Stock Option Plan (subject to stockholder approval of the 1995 Stock Option Plan) and Equity Units granted under the Bancorp Equity Unit Plan. (See footnote 3 to the Option/SAR Grants table.)
 /8/Represents interim payout to Mr. Mehta based on the 1991-1993 three-year performance cycle under the Long Term Incentive Plan, with payment of 90 percent of such amount in 1992, the remaining 10 percent in 1993 and the balance of payout in May 1994.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS (SARS)

The following table contains information concerning the grant of stock options under the Company's 1989 Stock Option Plan and the 1995 Stock Option Plan (subject to stockholder approval of the 1995 Stock Option Plan) to the named executive officers of the Company in 1994. Included is information on potential realizable value(s) to the named executive officers, all optionees as a group, and all of the Company's stockholders, assuming growth of the Common Stock at the stated rates of appreciation.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                    Potential Realizable Value at
                                                                    Assumed Annual Rates of Stock
                                                                          Price Appreciation
                       Individual Grants                                  for Option Term/1/
----------------------------------------------------------------------------------------------------
                      Number of     % of Total
                      Securities     Options/
                      Underlying       SARs
                       Options/     Granted to Exercise
                         SARs       Employees   or Base
                       Granted      in Fiscal    Price   Expiration
        Name             (#)           Year    ($/Sh)/2/    Date    0% ($)     5% ($)      10% ($)
----------------------------------------------------------------------------------------------------
Irving W. Bailey II      44,850        2.66     32.8125   11/9/04      0         925,507   2,345,416
                        166,000        9.83     40.8750   12/6/01      0         382,695   3,141,758
Shailesh J. Mehta        16,425        0.97     32.8125   11/9/04      0         338,940     858,940
                         20,000        1.18     30.7500   12/7/04      0         386,770     980,152
                        117,000        6.93     40.8750   12/6/01      0         269,731   2,214,372
                          3,300/3/    34.74     67.4400   6/30/04      0         139,962     354,691
Joseph M. Tumbler        14,250        0.84     32.8125   11/9/04      0         294,057     745,199
                         81,000        4.80     40.8750   12/6/01      0         186,737   1,533,027
Lee Adrean               12,225        0.72     32.8125   11/9/04      0         252,270     639,302
                         67,500        4.00     40.8750   12/6/01      0         155,614   1,277,522
Robert L. Walker          9,000        0.53     32.8125   11/9/04      0         185,720     470,652
                         54,500        3.23     40.8750   12/6/01      0         125,644   1,031,481
All Optionees/4/,/5/    680,475       40.30     31.5000   8/10/04      0      13,480,333  34,161,810
All Optionees/4/,/6/  1,008,000       59.70     40.8750   12/6/01      0       2,323,837  19,077,666
All Stockholders            N/A         N/A         N/A       N/A      0/7/
----------------------------------------------------------------------------------------------------

 /1/The amounts shown represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock and overall condition of the stock market, as well as the optionholder's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved. /2/The exercise price of options granted under the Company's 1989 Stock Option Plan is equal to the average of the Company's high and low price of the Common Stock on the date of grant. The exercise price of the options granted under the Company's 1995 Stock Option Plan (subject to stockholder approval of the 1995 Stock Option Plan) is equal to 133% of the average of the Company's high and low price of the Common Stock on the date of grant. The grant value of Equity Units is based on book value and the market value of certain assets determined by quarterly valuations. With respect to the 1989 Stock Option Plan, options vest one-third per year and are fully vested after three years and vest immediately upon the death, disability or retirement of the optionee or change in control of the Company. With respect to the options granted under the 1995 Stock Option Plan, options vest one year from the date of grant and vest immediately upon the death or disability of the optionee or change in control of the Company. Options granted under the 1989 Stock Option Plan expire 10 years from the date of grant, and the options granted under the 1995 Stock Option Plan expire 7 years from the date of grant.
 /3/Denotes the number of Equity Units granted under the Providian Bancorp Equity Unit Plan. Units vest one-third per year and are fully vested after three years. The percentage shown reflects total Equity Units granted to Mr. Mehta to total Equity Units granted to all participants during 1994. In addition, Equity Units vest immediately upon a change in control. All Equity Units expire 10 years from the date of grant.
 /4/Optionees will realize benefit only upon an increase in the price of the Company's Common Stock, which will benefit all stockholders commensurately. With respect to options granted under the 1995 Stock Option Plan, such optionees will realize benefit only upon an increase in the price of the Company's Common Stock above the grant price which was set at approximately 133% of the then market price. A zero percentage gain in the stock price appreciation will result in zero dollars for the optionee.
 /5/Denotes options granted under the 1989 Stock Option Plan. The percentage shown reflects the ratio of total options granted under the 1989 Stock Option Plan to total options granted under the 1989 and 1995 Stock Option Plans. /6/Denotes options granted under the 1995 Stock Option Plan. The percentage shown reflects the ratio of total options granted under the 1995 Stock Option Plan to total options granted under the 1989 and 1995 Stock Option Plans. /7/Although all other stockholders would not realize any increase in the value of their stock without stock price appreciation, the zero amount does not reflect the value of dividends that stockholders may receive over the ten or seven year option term. Based on the number of shares of Common Stock outstanding as of the close of business on March 10, 1995, and assuming the Company's current dividend rate remains in effect, total dividends received by all stockholders during the ten year period would be $873,607,005. There is no guarantee that dividends, in fact, will be paid throughout such period or, if paid, that the dividend rate will not change. Optionees will not receive dividends until such time as they exercise the options.

OPTION/SAR EXERCISES AND HOLDINGS

The following table sets forth information with respect to the named executives concerning the exercise of options and/or SARs during 1994, and unexercised options and SARs held as of the end of 1994.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES


                                       Number of Securities
                                      Underlying Unexercised     Value of Unexercised
                                          Options/SARs at      In-the-Money Options/SARs
                                            FY-End (#)             at FY-End ($)/1/
----------------------------------------------------------------------------------------
                  Shares
                Acquired on  Value
                 Exercise   Realized
     Name           (#)       ($)    Exercisable Unexercisable Exercisable Unexercisable
----------------------------------------------------------------------------------------
Irving W.
 Bailey II            0         0      291,134      267,916     2,861,776           0
Shailesh J.
 Mehta                0         0        9,368      167,157             0      12,500
        Equity
         Units        0         0      107,060       10,767     6,710,596     330,425
Joseph M.
 Tumbler              0         0       77,378      112,116       610,027           0
Lee Adrean            0         0       30,934       91,891       248,087           0
Robert L.
 Walker               0         0       16,267       71,833        83,675           0

--------------------------------------------------------------------------------
/1/As to options, based on the average of the high and low price of the Common
   Stock on December 31, 1994 of $31.375 per share. As to Equity Units, represents estimated fair market value of $82.17 per Equity Unit outstanding under the Providian Bancorp Equity Unit Plan as of December 31, 1994.

PENSION PLANS

The following table shows the estimated pension benefits payable to a covered participant upon retirement at age 65 under the Company's qualified defined benefit pension plan, as well as the nonqualified supplemental pension plan that provides benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits. Estimated pension benefits are based on remuneration covered under the plans and years of service with the Company and its subsidiaries.

         PROVIDIAN CORPORATION RETIREMENT PLAN ESTIMATED BENEFIT TABLE

               5 Years    10 Years   15 Years   20 Years   25 Years   30 Years
Remuneration  of Service of Service of Service of Service of Service of Service
-------------------------------------------------------------------------------
$  400,000     $ 34,596   $ 69,204   $103,800   $138,404  $  173,004 $  207,612
   500,000       43,356     86,700    130,056    173,400     216,756    260,112
   600,000       52,104    104,208    156,300    208,404     260,508    312,612
   700,000       60,852    121,704    182,556    243,408     304,260    365,112
   800,000       69,600    139,200    208,800    278,400     348,000    417,612
   900,000       78,348    156,708    235,056    313,404     391,752    470,112
 1,000,000       87,096    174,204    261,300    348,408     435,504    522,612
 1,100,000       95,856    191,700    287,556    383,400     479,256    575,112
 1,200,000      104,604    209,208    313,800    418,404     523,008    627,612
 1,300,000      113,352    226,704    340,056    453,408     566,592    680,112
 1,400,000      122,100    244,200    366,300    488,400     610,500    732,612
 1,500,000      130,848    261,708    392,556    523,404     654,252    785,112
 1,600,000      139,596    279,204    418,800    558,408     698,004    837,612
 1,700,000      148,356    296,700    445,056    593,400     741,756    890,112
 1,800,000      157,101    314,202    471,300    628,404     785,508    942,612
 1,900,000      165,851    331,702    497,553    663,404     829,255    995,106
 2,000,000      174,601    349,202    523,803    698,404     873,005  1,047,606
 2,100,000      183,351    366,702    550,053    733,404     916,755  1,100,106
 2,200,000      192,101    384,202    576,303    768,404     960,505  1,152,606
 2,300,000      200,851    401,702    602,553    803,404   1,004,255  1,205,106
 2,400,000      209,601    419,202    628,803    838,404   1,048,005  1,257,606
-------------------------------------------------------------------------------

The compensation covered by the plans includes all compensation in the form of salary and bonuses as shown in the Summary Compensation Table, plus deferrals under the Company's Thrift Savings Plan and the Providian Bancorp 401(k) Plan and certain pre-tax contributions to the Company's flexible benefits plan. The benefits are computed on a straight-life annuity basis and are subject to deduction for Social Security offset amounts. For purposes of computing this offset, the table assumes a participant is normal retirement age (65) as of December 31, 1994. Credited years of service under the plans and other arrangements as of December 31, 1994, for the named executive officers were as follows: Mr. Bailey, 14; Mr. Mehta, 7; Mr. Tumbler, 7; Mr. Adrean, 5; Mr. Walker, 7.

HUMAN RESOURCES COMMITTEE EXECUTIVE COMPENSATION REPORT

The Company's executive compensation programs are administered by the Human Resources Committee (the "Committee"), a committee of the Board of Directors composed exclusively of non-employee directors. The Committee either approves or recommends to the Board of Directors payment amounts and award levels for the Company's executive officers. None of the non-employee directors has any interlocking or other relationship with the Company that would call into question his or her independence as a Committee member.

COMPENSATION PHILOSOPHY

The policies which govern executive compensation continue to align changes in total compensation with changes in the value created for our shareholders. These policies require that our executive compensation program:

. reflect a clear risk-based pay-for-performance relationship;

. integrate executive compensation with the Corporation's annual business planning and measurement process;

. reward executives with direct ownership in the Corporation and align their personal interests with shareholder interests to continually reinforce building shareholder value; and

. attract and retain key executives critical to the Corporation's long-term success.

The Company's executive compensation program has been and continues to be based on the following three components, each of which supports our overall compensation philosophy.

BASE SALARY

The Company uses a consistent methodology to determine base salaries for all employees. Salary ranges are established for specific positions and job families using relevant salary surveys. Individual salaries are then determined to assure competitive pay, given individual performance. For executive positions, the Company annually participates in surveys of diversified insurance companies. In addition, an independent consulting firm provides an assessment of our competitive position as compared to a 19-company peer group. This peer group is subject to periodic review and is modified as competitors merge or are acquired or as new competitors emerge with sufficient market capitalization. This 19-company peer group is consistent with the peer group depicted in the Performance Graph in the Proxy Statement. Base salaries for executives are reviewed by the Committee relative to competitive pay levels, as well as against individual performance objectives, with the goal of positioning base salaries near the 50th percentile of our relevant competitive markets.

In 1993, a diversified insurance company survey of 1992 base salaries among competitor CEO's indicated that Mr. Bailey's salary was at the median for the group and that 1994 salary increases were projected to range from 4.5% to 5.0%. In February 1994, the Committee recommended a 1994 increase of $35,000 or 6.7%, which provided a new base salary of $715,000 for Mr. Bailey. This decision reflected in part the Committee's desire to maintain a competitive base salary for Mr. Bailey, following a modest base salary increase of 3.9% in 1993. In June 1994, an analysis of proxy statements of our 19-company peer group indicated that CEOs within these companies received average base salary increases of 7.4% in 1993.

ANNUAL INCENTIVES

The Company provides annual incentive award opportunities for executives based upon the operating earnings of the Company and the Company's various business units, as well as the successful achievement of individual performance objectives, which are established annually. The earnings plan is set for the upcoming year as part of the Company's annual business planning process and is approved by the Committee before the annual performance cycle commences. The Committee reviews and approves award payouts in the February following the annual performance cycle, based upon the prior year's performance results. A portion of annual incentive awards may be paid to participants in stock, under the provisions of the Stock Ownership Plan. It has been the Company's policy to set challenging earnings targets which, if achieved, would position total annual cash compensation above median competitive levels. Achieving target earnings per share (EPS) performance would position Mr. Bailey's total annual cash compensation above the median (at approximately the 60th percentile) for chief executive officers of the 19-company peer group as well as a broader group of diversified insurance companies. Earnings performance above or below this target results in a formula-driven award by the Committee.

Mr. Bailey's annual incentive award for 1994 was based on the degree to which target EPS for the Company were achieved. We recommended that he receive an award of $462,860, based upon the Company's achieving EPS of $3.75 which were slightly below the EPS target established for 1994.

LONG TERM INCENTIVES

The Company has provided executives both cash and equity-based long term incentive opportunities. Under the Company's Long Term Incentive Plan (LTIP), cash incentive awards are based upon the Company's relative earnings growth and return on equity (ROE) over three-year performance cycles, as measured against the 19-company peer group depicted in the Performance Graph in this Proxy Statement. For participants in business units, awards are, in part, based on such measures as, expense ratio, return on capital and return on assets relative to predetermined performance levels. Three-year LTIP performance cycles for 1991-93 and 1992-94 are complete with the 1993-95 cycle ending December 31, 1995. These performance cycles resulted in payment to executives in May of 1994 and may result in payments in May 1995 and 1996, if predetermined corporate and business unit performance objectives are met. Each participant has an award opportunity determined as a percent of salary in the last year of the performance cycle. An individual opportunity is based on position, function and responsibilities and typically would position total compensation at the 60th percentile of our relevant competitive markets.

In May, Mr. Bailey received a Long-Term Incentive Award for the three-year performance cycle for 1991-93 of $1,139,815. (There were no long-term incentives awarded in 1992 and 1993.) This award was based on the Company achieving an average ROE of 16.2% for the cycle, ranking third among the peer companies and an average earnings growth rate of 10.3% ranking seventh among the peer group. These performance levels placed Providian well above the target rank of seventh (approximately 63rd percentile) and Mr. Bailey's award was calculated commensurate with this superior performance.

In December, the Committee recommended and approved with the full Board's concurrence terminating the 1994-96 Long Term Incentive Plan and substituting stock options under the plan subject to stockholder approval as discussed in the Proxy Statement, which would directly link compensation to stock performance and increased shareholder value. As a result, Mr. Bailey was awarded 166,000 stock options with an exercise price of $40.875 which represents a 33% premium over the market price (average of high or low) of $30.6875 on the grant date.

Through the Company's Stock Ownership Plan (SOP), a portion (25%) of all executive incentive awards is paid in Common Stock, based on this Committee's administration of the Plan. This percentage was established by the Committee in 1992 as a result of a competitive pay positioning analysis. The amount of SOP awards granted to executives is based on identical performance measures employed by the Committee to determine annual and long term incentive awards, as described above. Stock awarded to participants under the SOP is deposited into an account in the participant's name and matched with an equal number of shares of restricted stock. Participants are free to withdraw the awarded shares of Common Stock at any time, but will forfeit all shares of matching restricted stock if the withdrawal occurs prior to the end of the applicable restriction period.

In May, we approved an SOP grant equal to 25 percent of Mr. Bailey's 1994 LTIP incentive plan award, or 9,639 shares at $29.5625 per share (the average of the high and low price of the Common Stock on the award date), matched by an equal number of restricted shares, which will fully vest if Mr. Bailey holds the awarded shares for a six year period. In February 1995, we approved an SOP grant equal to 25% of Mr. Bailey's annual incentive award for 1994 or 3,341 shares at $34.625 price.

The Company also provides grants of stock options under the 1989 Stock Option Plan to executives and other employees. These option grants tie rewards to the future performance of the Company's Common Stock and provide value only when the price of the Common Stock increases above the option grant price (determined by the average of the high and low price of the Common Stock on the date of grant). Options vest in equal amounts over three years and require the executive to be employed by the Company at the time of vesting. Options expire ten years from the date of grant. Through these grants, we intend to motivate executives to improve long-term stock performance. A similar plan currently provides "phantom" stock grants, in the form of Equity Units, to executives and other employees of Providian Bancorp.

In granting stock options and/or equity units, the Committee takes into account competitive grant practices within the diversified insurance industry, the executive's level of responsibility, individual contribution and total annualized compensation. The market value of grant at the time of award reflects a percentage of current base salary for recipients. These percentages, on average, compare to median values for grant value within the industry. Mr. Bailey was awarded a grant of 44,850 stock options at an exercise price of $32.8125 per share on November 8, 1994.

SUMMARY OF CEO COMPENSATION

Overall, we have attempted to ensure that Mr. Bailey's base salary remains competitive, but have placed the greater percentage of his total compensation at risk and related to Company performance. For Mr. Bailey, 53 percent of target annualized cash compensation is explicitly linked to achieving targeted earnings and longer-term (three-year) earnings growth and ROE performance levels. The annual and multi-year cash incentives require sustained financial performance and the restricted stock and stock options require increased shareholder value.

OMNIBUS BUDGET RECONCILIATION ACT OF 1993

The Omnibus Budget Reconciliation Act of 1993 (OBRA) established several new criteria for continued tax deductibility of executive compensation in excess of $1 million. This Committee and the Board have reviewed and approved adoption of the Providian Management Incentive Plan and a new Stock Option Plan, as well as modifications to the Stock Ownership Plan, for review and approval by shareholders. We believe that these plans respond to the OBRA requirements and would preserve compensation deductibility for the Company's executive officers.

                                   HUMAN RESOURCES COMMITTEE

                                   Lyle Everingham (Chair)
                                   John L. Clendenin
                                   John M. Cranor III
                                   Watts Hill, Jr.
                                   F. Warren McFarlan
                                   Florence R. Skelly

PERFORMANCE GRAPH

Set forth below is a line-graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with the Standard & Poor's 500 Stock Index and an index of peer issuers selected by the Company. The Human Resources Committee of the Board of Directors has approved a group of 19 publicly-traded life insurance companies as its index of peer issuers. These companies were selected to provide consistency with the Company's LTIP program; earnings data from these same 19 companies will be used to determine LTIP payouts for the 1993-95 LTIP cycle. A list of these companies follows the graph below:



                             [GRAPH APPEARS HERE]

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           AMONG PROVIDIAN CORPORATION, S&P 500 INDEX AND PEER GROUP


Measurement Period           PROVIDIAN      S&P
(Fiscal Year Covered)        CORPORATION    500 INDEX    PEER GROUP
-------------------          -----------    ---------    ----------
Measurement Pt-
12/31/89                     $100.0         $100.0       $100.0
FYE 12/31/90                 $ 77.3         $ 96.9       $ 87.4
FYE 12/31/91                 $128.8         $126.3       $123.9
FYE 12/31/92                 $149.4         $135.9       $168.8
FYE 12/31/93                 $156.5         $149.5       $175.6
FYE 12/31/94                 $133.5         $151.6       $163.1

 * Assumes that the value of the investment in Company Common Stock and each index was $100 on December 31, 1989 and that all dividends were reinvested. The 19 companies used for purposes of peer comparison are: AFLAC Inc.; American General Corp.; American National Insurance Co.; AON Corp.; Conseco; Equitable of Iowa Companies; First Colony Corp.; Home Beneficial Corp.; Independent Insurance Group, Inc.; Jefferson-Pilot Corp.; The Liberty Corp.; Lincoln National Corp.; ReliaStar Financial Corporation (formerly The NWNL Companies); Provident Life & Accident Insurance Co. of America; Torchmark Corp.; Transamerica Corp.; Unitrin; UNUM Corp.; and USLIFE Corp.

The Peer Group Index used in the Company's 1994 Proxy Statement (the "1994 Index") included all the foregoing companies except Equitable of Iowa; Conseco; First Colony Corp.; Independent Insurance Group, Inc.; and Transamerica Corp. The 1994 Index also included First Executive Corp.; Southwestern Life Corporation (formerly I.C.H. Corp.); Monarch Capital Corp.; USLICO Corp.; and Washington National Corp. These companies were removed, with the approval of the Human Resources Committee, for reasons of insolvency, poor performance and/or low market capitalization levels.

If the group of companies included in the 1994 Index had comprised the current Peer Group Index, the levels for that index, instead of those reflected in the chart above, would have been as follows: 1989--$100; 1990--$83.4; 1991--$118.0;
1992--$157.9; 1993--$161.1; and 1994--$151.6.

EXECUTIVE EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Since 1988, Mr. Bailey has served as Chairman and Chief Executive Officer of the Company pursuant to a five-year employment agreement. Beginning in February 1993, the agreement became automatically renewable for one-year periods unless terminated by either party pursuant to the terms of the agreement. The agreement provides for an initial base salary of $475,000, subject to annual review, and entitles Mr. Bailey to participate in the Company's management incentive compensation plans. The agreement entitles Mr. Bailey to a supplemental pension to be paid at age sixty equal to 50 percent of the average of his total cash compensation (base salary, annual incentives and long term incentives) for the five highest consecutive years of his employment with the Company in the ten years preceding the date of his retirement, subject to offset by pension amounts and certain Social Security benefits otherwise received by Mr. Bailey. If Mr. Bailey's employment is terminated without cause, he will be entitled to salary and bonus payments and participation in the Company's employee benefit plans for 24 months following such termination, as well as a payout with respect to stock options then held by Mr. Bailey. In the event of such termination following a change in control of the Company (as defined in the agreement and described below), Mr. Bailey will be entitled to the same benefits except that such payment (other than continued participation in employee benefit plans) will be made to him in a lump sum. The agreement also provides for indemnification by the Company of Mr. Bailey for any excise taxes in the event that benefits paid pursuant to a change in control trigger adverse tax consequences.

Under the agreement, a change in control occurs when (a) any person (except the Company, any of its subsidiaries, any Company sponsored or maintained employee benefit plan and any corporation with an identity of beneficial ownership) becomes the beneficial owner of 20 percent or more of the outstanding Common Stock or the Company's outstanding Voting Securities (hereafter defined); (b) the individuals who were directors on August 9, 1989, including subsequent directors who are approved by a majority of the individuals who were directors on August 9, 1989, cease to represent a majority of the Board of Directors; (c) the Company is reorganized, merged or consolidated such that all or substantially all of the persons beneficially owning the Company's outstanding Common Stock and outstanding Voting Securities before the reorganization, merger or consolidation will beneficially own more than 60 percent of the outstanding common stock and Voting Securities of the corporation resulting from the reorganization, merger or consolidation; or (d) the Company is liquidated, dissolved or sells all or substantially all of its assets, except to a corporation with an identity of beneficial ownership. A corporation has an identity of beneficial ownership if 60 percent of its outstanding shares of common stock and its outstanding Voting Securities will be beneficially owned, after acquiring the threshold 20 percent of the Company's outstanding Common Stock or outstanding Voting Securities or all or substantially all of the Company's assets, by all or substantially all of the persons beneficially owning the Company's outstanding Common Stock and outstanding Voting Securities before the acquisition in substantially the same proportion. "Voting Securities," as used herein, means the combined voting power of outstanding voting securities entitled to vote generally in an election of directors.

The Company has entered into agreements with Messrs. Adrean, Mehta, Tumbler, Walker and five other officers of the Company, three of whom are executive officers, providing certain benefits upon termination of employment following a change in control of the Company (as defined in the agreements and described below). Pursuant to the agreements, if a covered executive's employment is terminated within five years after the date of a change in control for any reason other than death, disability, or for cause, the executive is entitled to severance pay and certain other benefits. The severance payments are based on the executive's annual compensation, multiplied by a factor of two. Under the agreements, a change in control is defined to include the events described in Mr. Bailey's agreement except that the date of the Board of Directors for purposes of subsection (b) varies depending on the date of the particular agreement and that under subsection (c), a change in control occurs when the Company is reorganized, merged or consolidated such that all or substantially all of the persons beneficially owning the Company's outstanding Common Stock and outstanding Voting Securities before the reorganization, merger or consolidation do not beneficially own more than 60 percent of the outstanding common stock and outstanding Voting Securities of the corporation resulting from the reorganization, merger or consolidation. The agreements also provide for indemnification by the Company of the executive for any excise taxes in the event that benefits paid pursuant to a change in control trigger adverse tax consequences to the executive.

In 1990, the Board approved a change in control policy (the "Policy") for all regular, full-time employees who are involuntarily terminated, other than for cause or as a result of death or disability, within a two-year period following a change in control of the Company. A change in control, under the Policy, occurs under the same circumstances described in the executive officers' agreements above except that the date of the Board of Directors for purposes of subsection (b) is August 8, 1989. Under the Policy, full-time employees are generally eligible to receive a lump sum payment in an amount equal to one week of the employee's average compensation (including base and incentive award for incentive-eligible employees and base only for all others) for each six months of service. The Policy provides for a minimum severance amount regardless of the length of the employee's prior service and also subjects severance benefits to a maximum based on organizational levels. The Policy does not apply to the officers covered by the change in control agreements described above.

In April 1986, Mr. Mehta joined Providian Bancorp as Executive Vice President and Chief Operating Officer in accordance with the terms of a written offer of employment (the "Offer"). Under the terms of the Offer, Providian Bancorp established a deferred compensation account for Mr. Mehta and agreed to make contributions to it in an amount equal to 20 percent of Mr. Mehta's base salary less the cost of any Bancorp employee benefits elected by Mr. Mehta. Amounts held in the deferred compensation account are to be paid to Mr. Mehta upon termination of employment. The Offer was amended August 5, 1992, to discontinue the obligation to contribute to the deferred compensation account effective July 31, 1992. In lieu thereof, Mr. Mehta became entitled to participate in the Company's qualified defined benefit pension plan and nonqualified supplemental pension plan, with his employment commencement date deemed to be January 1, 1988 for purposes of the nonqualified supplemental pension plan as reflected in the Providian Corporation Retirement Plan Estimated Benefit Table. In the event of Mr. Mehta's termination of employment, amounts payable under these pension plans will be comparable to the continuation of his original agreement, with any shortfall to be paid to Mr. Mehta in the form of a nonqualified annuity.

PROPOSAL 2: TO ADOPT THE COMPANY'S 1995 STOCK OPTION PLAN

The Company's existing Stock Option Plan was approved by stockholders of the Company at the 1989 Annual Meeting. The principal purposes of the existing plan are to advance the interest of the Company by enabling it and its operating companies to attract and retain key employees through opportunities for investment in the Company's Common Stock.

The Board of Directors has approved, subject to stockholder approval at the Annual Meeting, the Providian Corporation 1995 Stock Option Plan (the "1995 Plan"). If approved by the stockholders, the 1995 Plan will replace the Company's 1989 Stock Option Plan and no further options will be granted under the 1989 Stock Option Plan.

The following summary of the 1995 Plan is subject to, and qualified in its entirety by, the full text of the 1995 Plan, which is set forth in Appendix A attached to this Proxy Statement.

GENERAL

Shares Subject to the Plan. The 1995 Plan authorizes the grant of stock options, as described below, for up to 4,500,000 shares of Common Stock, which shares may be authorized and unissued shares, or issued shares reacquired by the Company or a combination thereof. The Plan also authorizes the award of stock appreciation rights ("SARs") in tandem with options, in an amount not to exceed one-half of the number of options to which the SARs relate. Shares of stock which are attributable to options which expire or are otherwise terminated, canceled or surrendered without being exercised or are forfeited will be available for issuance in connection with future grants under the 1995 Plan. The 1995 Plan provides for adjustments to reflect any future stock dividends, stock splits or other relevant capitalization changes.

Term of the Plan. The 1995 Plan will become effective upon its approval by the Company's stockholders. No options may be granted under the 1995 Plan after May 5, 2005. In December 1994, options to purchase a total of 1,008,000 shares of Common Stock were granted to 27 employees under the 1995 Plan, including the following options granted to each of the executive officers named in the Summary Compensation Table and to all executive officers as a group: Irving W. Bailey II, 166,000 shares; Shailesh J. Mehta, 117,000 shares; Joseph M. Tumbler, 81,000 shares; Lee Adrean, 67,500 shares; Robert L. Walker, 54,500 shares; and all executive officers as a group, 658,400 shares. These grants were made expressly subject to approval of the 1995 Plan by stockholders of the Company.

Eligibility and Administration. The Human Resources Committee (a committee of directors none of whom are employees of the Company) will have full authority to administer the 1995 Plan, including, without limitation, the sole discretionary authority to determine the persons to receive options under the 1995 Plan, the number of shares to be subject to each option and the terms and conditions of grant and exercise. All grants under the 1995 Plan will be made in consideration of services rendered or to be rendered by key salaried employees ("employees") of the Company or its subsidiaries, to encourage them to achieve the Company's profit, growth and performance objectives through Common Stock ownership.

No more than 500,000 options may be granted to any participant during any calendar year. The total number of persons who may receive grants under the 1995 Plan is limited to key salaried employees who are responsible for or contribute to the management, growth or profitability of the business of the Company or its subsidiaries. The participants under the 1995 Plan will be selected, from time to time, by the Human Resources Committee. It is not possible at this time to determine who will be selected to receive option grants, but it is expected that each such determination will be made on the basis of an individual's present and potential contributions to the Company. Through fiscal 1994, 525 individuals had received stock option grants under the existing 1989 Stock Option Plan.

STOCK OPTIONS

The stock options to be granted under the 1995 Plan may be either incentive stock options or nonqualified stock options. The terms of any nonqualified stock option, including without limitation the exercise price and period of exercise, will be determined by the Human Resources Committee in its sole discretion at the time of grant. All stock options will be exercisable within ten years after the date of the grant. No stock option can be granted at an exercise price of less than 100% of fair market value on the date the stock option is granted. The exercise price of an option may be paid in cash or in shares of Common Stock (valued at fair market value on the date of payment) having an aggregate fair market value at the time of exercise equal to the option exercise price, or through a combination of cash and shares of Common Stock. Options will be exercisable on terms to be determined by the Human Resources Committee at the time of grant. In the case of incentive stock options, the aggregate fair market value (determined as of the date the stock option is granted) of the stock granted to any option holder (under all plans of the Company or any subsidiary) which may become exercisable for the first time in any calendar year may not exceed $100,000, or such other limit as may be imposed under the Internal Revenue Code of 1986. As determined by the Human Resources Committee at or after the time of grant, upon exercise of such stock option, any withholding tax required by law to be remitted by a participant to the Company upon the exercise of an option may be paid in cash or by the withholding of shares otherwise issuable upon exercise, or by a combination of cash and shares of Common Stock.

If the employment of a participant is terminated for cause, all then outstanding options for such participant, whether or not exercisable, shall terminate immediately. If the employment of a participant is terminated for any reason other than for cause, death, disability or retirement, to the extent then outstanding options of such participant are exercisable, such options may be exercised by such participant or his personal representative at any time prior to the earlier of the expiration date of the options or the date which is ninety (90) days after the date of such termination of employment. In the event of the retirement of a participant, to the extent then outstanding options of such participant are exercisable, such options may be exercised by the participant (a) in the case of nonqualified stock options, within five years after the date of retirement and (b) in the case of incentive stock options, within ninety (90) days after retirement as incentive stock options or four years nine months thereafter as nonqualified stock options; provided, however, that no such options may be exercised on a date subsequent to their expiration. In the event of the death or disability of a participant while employed by the Company or a subsidiary, all then outstanding options of such participant shall become fully vested and immediately exercisable, and may be exercised at any time (q) in the case of nonqualified stock options, within five years after the date of death or determination of disability, (r) in the case of incentive stock options, within one year after the date of determination of disability as incentive stock options, or four years thereafter as nonqualified stock options, and (s) in the case of incentive stock options within five years after the date of death; provided however, that no such options may be exercised on a date subsequent to their expiration. Options may be exercised to the extent provided in the 1995 Plan (x) in the event of the death of a participant, by the person or persons to whom rights pass by will or by the laws of descent and distribution, or if appropriate, the legal representative of his estate and (y) in the event of the disability of a participant, by the participant, or if such participant is incapacitated, by his legal representative.

STOCK APPRECIATION RIGHTS

The 1995 Plan also authorizes the Human Resources Committee to grant SARs in tandem with any stock option granted to a participant. The Human Resources Committee may not, however, issue SARs in tandem with stock options with respect to more than 50 percent, in the aggregate, of the shares underlying options granted to any one participant. If the Human Resources Committee issues SARs in tandem with a stock option granted under the Plan, the SARs will be subject to the same terms and conditions as the related option and will be exercisable only to the extent that such option is exercisable. A grant of SARs will require, as a condition to its exercise, that the participant surrender, unexercised, the related option. Upon exercise of an SAR, the participant will be entitled to receive an aggregate value equal to the product of (a) the excess of the fair market value of one share of Common Stock on the date of exercise over the option exercise price multiplied by (b) the number of SARs being exercised. The Human Resources Committee will have the right to determine whether such aggregate value will be paid in the form of shares of Common Stock, cash or a combination of both. Although SARs have been available under the 1989 Stock Option Plan, no SARs have been granted.

CHANGE IN CONTROL

In the event of a Change in Control of the Company, options not previously exercisable and vested will become fully vested and immediately exercisable. For purposes of the 1995 Plan, a Change in Control will occur under the same circumstances described in the change in control policy adopted by the Board of Directors in 1990 (see "Executive Employment and Change in Control Agreements"), except that the date for determining incumbent directors is May 5, 1995.

TERMINATION AND AMENDMENT

The Board of Directors may amend, modify or terminate the 1995 Plan at any time without restriction. However, no amendment may, without stockholder approval (to the extent required), increase the total number of shares which may be issued under the 1995 Plan (other than in the case of adjustments to reflect future stock dividends, stock splits or other relevant capitalization changes), change the class of employees eligible to participate in the 1995 Plan, extend the maximum period during which options may be exercised or extend the period during which options may be granted, or materially increase the benefits accruing to participants under the 1995 Plan. The Human Resources Committee may amend or alter the terms of any option or any agreement relating thereto at any time, but no such action may affect or in any way impair the rights of an option holder under any option previously granted without such holder's consent.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the principal federal income tax consequences of transactions under the 1995 Plan based on current federal income tax laws. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Accordingly, a participant should consult a tax advisor with respect to the tax aspects of the 1995 Plan.

Nonqualified Stock Options. In general, (i) an optionee will not be subject to tax at the time a nonqualified stock option is granted, and (ii) an optionee will include in ordinary income in the taxable year in which he or she exercises a nonqualified stock option an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon disposition of the Common Stock acquired upon exercise, any appreciation or depreciation after the date ordinary income is recognized will be treated as capital gain (or loss). The Company generally will be entitled to a deduction in an amount equal to a recipient's ordinary income in the Company's taxable year in which the optionee includes such amount in income or, under certain circumstances, a later taxable year.

Incentive Stock Options. No taxable income will be realized by an option holder upon the grant or exercise of an incentive stock option. If shares are issued to an option holder pursuant to the exercise of an incentive stock option granted under the 1995 Plan and if no disqualifying disposition of such shares is made by such option holder within two years after the date of grant or within one year after the receipt of such shares by such option holder, then
(i) upon a sale of such shares, any amount realized in excess of the exercise price of the incentive stock option will be taxed to such option holder as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Company. However, if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the option holder will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price thereof, and (ii) the Company will be entitled to deduct such amount. Any additional gain or loss recognized by the option holder will be taxed as a short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the stock option will be treated as a nonqualified stock option.

Stock Appreciation Rights. No income will be realized by a recipient in connection with the grant of any SAR. The recipient must include in ordinary income the amount of cash received upon the exercise of an SAR. If the recipient receives shares of Common Stock upon the exercise of an SAR, the recipient will incur taxable income to the extent of the aggregate amount of appreciation in the value of the underlying shares of Common Stock at the time of exercise over the exercise price. The Company will be entitled to a deduction equal to the amount included in such participant's income by reason of the exercise of any SAR.

VOTE REQUIRED

Approval of the 1995 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented at the Annual Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE 1995 STOCK OPTION PLAN.

PROPOSAL 3: TO ADOPT THE COMPANY'S MANAGEMENT INCENTIVE PLAN

The Company's existing management incentive plan was first adopted by the Board of Directors on February 17, 1993. The principal purposes of the existing incentive compensation plan are to advance the interests of the Company and its subsidiaries by integrating executive compensation with the Company's business planning and measurement process.

The Board of Directors has approved, subject to stockholder approval at the Annual Meeting, the Providian Corporation Management Incentive Plan (the "Incentive Plan"). If approved by the stockholders, the Incentive Plan will become effective as of January 1, 1995.

The following summary of the Incentive Plan is subject to, and qualified in its entirety by, the full text of the Incentive Plan, which is set forth in Appendix B attached to this Proxy Statement.

GENERAL

Eligibility and Administration. All key salaried employees of the Company or its subsidiaries will be eligible to receive awards under the Incentive Plan. The Incentive Plan will be administered by the Human Resources Committee, which will have full authority to select those employees to whom awards under the Plan will be made and, subject to the provisions of the Plan, to determine the amount and frequency of awards and the terms and conditions of awards. Through fiscal 1994, 251 individuals had received awards under the Company's existing incentive compensation plan.

Incentive Awards. Awards will be made by the Company to a participant as compensation for services to the Company or a subsidiary. Payment of an award will generally depend upon achievement by the Company (or an operating unit of the Company) and the participant of annual performance objectives established by the Human Resources Committee. These performance objectives will be established annually within 90 days after the commencement of the year to which the performance objectives relate. Generally, a participant will only be eligible for an incentive award if the Company and the participant both attain the pre-established performance objectives. The amount of a participant's award will be determined based upon the incentive award level established by the Human Resources Committee for the participant expressed as a percentage of his or her salary. In no event, however, may any award under the Incentive Plan exceed $1.3 million. Incentive award levels may be adjusted downward based upon a participant's performance with respect to the participant's individual performance objectives.

The performance objectives with respect to annual performance periods will be based upon the Company's and/or the operating unit's earnings, earnings per share, revenue, expenses, margin or return on equity and will be calculated in accordance with the formula established for such annual performance period. The Human Resources Committee will be required to certify in writing before an award is paid with respect to an annual performance period that the performance objectives for such period have been satisfied.

Payment of Awards. A participant whose employment with the Company ceases prior to distribution of awards for the annual performance period for any reason other than death, retirement or disability shall not be eligible for any award for such period. A participant whose active employment with the Company ceases prior to the end of the annual performance period as a result of death, retirement or disability, shall be eligible for a prorated amount of an award based upon length of active employment during the annual performance period and the attainment of the performance objectives for such period. A participant who transfers employment from the Company to a subsidiary, from a subsidiary to the Company, among subsidiaries, or from one position to another within the Company or within one subsidiary prior to the end of the annual performance period may be eligible for an award if the Human Resources Committee determines such is appropriate and that the performance objectives for such period have been satisfied. When a participant commences employment or becomes a participant subsequent to the commencement of the annual performance period, that participant shall be eligible for a prorated amount of the incentive award based upon the length of employment during the performance period and subject to the provisions of the Incentive Plan. The individual performance objectives applicable with respect to a participant (1) whose active employment terminates due to death, disability or retirement during the annual performance period,
(2) who transfers positions with the Company or a subsidiary or between or among the Company and its subsidiaries during such period, or (3) who commences employment or becomes a participant subsequent to the commencement of such period shall be determined by the Human Resources Committee subject to the same rules and limitations applicable to the establishment of all performance objectives under the Incentive Plan. Awards shall be paid or credited as soon as practicable following the end of the annual performance period.

TERMINATION AND AMENDMENT

Unless sooner terminated by the Board of Directors, the Incentive Plan will terminate on, and no awards will be granted after, January 1, 2005. The Board of Directors may amend or modify the Incentive Plan at any time. However, to the extent required under Section 162(m) of the Internal Revenue Code of 1986, as amended, for qualified performance-based compensation, no such amendment or modification may be made without approval by stockholders of the Company. The Human Resources Committee may amend the terms of any award at any time, but no such amendment may impair the rights of any participant without the participant's consent.

VOTE REQUIRED

Approval of the Incentive Plan requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented at the Annual Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE MANAGEMENT INCENTIVE PLAN.

PROPOSAL 4: TO AMEND THE COMPANY'S STOCK OWNERSHIP PLAN

The Board of Directors recommends that stockholders approve amendments to the Company's Stock Ownership Plan (the "Plan") to (i) reduce the aggregate number of shares of Common Stock which may be granted under the Plan from 3,600,000 (adjusted to reflect a two-for-one stock split effected in 1993) to 2,000,000,
(ii) increase the maximum number of matching shares of Restricted Stock (defined below) which may be awarded to a participant under the Plan from 100 percent to 200 percent of a related grant of Nonrestricted Stock (defined below), and (iii) address tax deductibility limits imposed by the Omnibus Budget Reconciliation Act of 1993 ("OBRA").

DESCRIPTION OF THE PLAN

The Plan was approved by stockholders at the 1992 Annual Meeting and, adjusted to reflect the two-for-one stock split effected in 1993, authorizes the award of up to 3.6 million shares of Common Stock to key employees of the Company and its subsidiaries and non-employee directors of the Company. The Plan allows non-employee directors of the Company to receive 25 percent of their annual retainer fee in Common Stock, matched by an equal number of restricted shares of Common Stock, and permits the Human Resources Committee (the "Committee") to make similar awards to key employees in lieu of awards traditionally granted under the Company's cash incentive compensation plans.

The Committee determines the timing and number of shares of Common Stock ("Nonrestricted Stock") to be awarded to employee participants, takes into account, among other factors, the salary and other performance related compensation being received by the employee from the Company, including amounts awarded under other incentive plans of the Company. The Committee also has discretion to make awards of restricted Common Stock, subject to the restrictions described below ("Restricted Stock"), for hiring bonuses, extraordinary performance rendered or as an incentive to the achievement of future performance targets. Upon each grant of Nonrestricted Stock, employee participants will simultaneously be awarded matching shares of Restricted Stock, the amount to be determined by the Committee as a percentage of, but no greater than, the number of shares of Nonrestricted Stock granted at such time.

Although the Committee has complete discretion as to the amount and timing of awards to employee participants, to date the Committee has awarded shares of Nonrestricted Stock equal to 25 percent of amounts otherwise traditionally payable under cash incentive compensation plans and an equal number of shares of matching Restricted Stock. One half of these matching restricted shares will vest if all of the simultaneously awarded Nonrestricted Stock is held for three years, and the other half will vest if such Nonrestricted Stock is held for six years. Each non-employee director will receive shares of Nonrestricted Stock equal in value to 25 percent of the retainer fee which the non-employee director would have otherwise received in cash, and will simultaneously be awarded an equal number of shares of matching Restricted Stock which will vest in a similar manner.

At December 31, 1994, a total of 223,258 shares of Nonrestricted Stock and 224,716 shares of Restricted Stock have been issued under the Plan to approximately 365 employees of the Company and 11 non-employee directors. A copy of the Plan and a description of its provisions were provided to stockholders in the Company's proxy statement for the 1992 Annual Meeting.

DESCRIPTION OF THE AMENDMENTS

The Board of Directors amended the Plan on February 15, 1995, subject to stockholder approval at the Annual Meeting. The amendments (i) reduce the maximum number of shares of Common Stock available for issuance under the Plan;
(ii) increase the maximum number of shares of Restricted Stock which may be issued as matching grants; (iii) revise the eligibility provisions to specify that all key salaried employees of the Company shall be eligible to receive awards under the Plan; (iv) limit the aggregate value of Nonrestricted Stock which may be granted to a participant in any year under the Plan to 25 percent of the total incentive award earned by the participant for such year under the Company's Management Incentive Plan; (v) impose certain objective performance criteria on the discretionary grant of additional shares of Restricted Stock; and (vi) make certain technical changes intended to conform the Plan to the requirements for deductibility of executive compensation under OBRA.

Changes in Share Provisions. The reduction in the maximum number of shares available for issuance under the Plan is being proposed in recognition of the proposal to adopt the 1995 Stock Option Plan and the Company's desire to avoid a substantial increase in the shares reserved for issuance under these two plans. In addition, the Company's utilization experience under the Plan has been less than anticipated at the time of its original adoption. The proposed increase in the maximum matching percentage of Restricted Stock awards under the Plan is intended to allow the Company greater flexibility in administering its long term incentive compensation programs by placing greater emphasis on equity-based awards.

Discussion of OBRA and Related Plan Amendments. Tax legislation known as OBRA was passed by Congress and signed into law by the President in 1993. Under OBRA, subject to certain exceptions and transition provisions, the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated employees of a publicly-held corporation is limited to $1 million per year for fiscal years beginning on or after January 1, 1994. Certain types of compensation are exempted from this deduction limitation, including payments subject to: (1) the attainment of an objective performance goal; (2) administration of the plan by outside directors; and (3) stockholder approval of performance-based compensation.

In order to satisfy the requirement of OBRA with respect to the award of Common Stock under the Plan, stockholders must now approve the maximum number of shares of Nonrestricted Stock and Restricted Stock that can be awarded under the Plan to any single employee in any year. The amendments adopted by the Board and recommended for stockholder approval limit the number of shares which may be granted to any single employee during any fiscal year of the Company. In addition, the discretionary grant of additional shares of Restricted Stock will be subject to achievement by the Company and/or an eligible employee of performance objectives established by the Committee. These performance objectives will be based on the same kinds of performance measures which the Committee may use in making awards under the Management Incentive Plan. Approval of the amendments by stockholders is intended to qualify awards made under the Plan under OBRA, thus preserving the Company's tax deduction for such awards.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes, shares of Nonrestricted Stock granted under the Plan to employee participants will result in ordinary income to the participant equal to the value of the stock at the time of grant, unless the participant is subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)"). In the case of participants subject to Section 16(b), which includes all non-employee directors, the grant of shares of Nonrestricted Stock will result in ordinary income equal to the value of the shares six months after the date of grant, unless the participant makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed immediately. In the case of Restricted Stock, a participant will recognize (except in certain limited circumstances) ordinary income in an amount equal to the fair market value of the shares on the date the restriction lapses. The Company will be entitled to a corresponding deduction at the time of ordinary income recognition by the participant. The proposed amendments to the Plan to limit the number of shares of Nonrestricted Stock and Restricted Stock which may be granted to any participant in any year are intended to exclude such compensation from the $1 million limitation on deductibility.

VOTE REQUIRED

Approval of the amendments to the Stock Ownership Plan requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented at the Annual Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE STOCK OWNERSHIP PLAN.

PROPOSAL 5: TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, adopting the recommendation of the Audit Committee, has appointed the certified public accounting firm of Ernst & Young LLP as the Company's independent auditors for 1995, subject to ratification by the stockholders at the Annual Meeting. Representatives of the firm are expected to attend the Annual Meeting to answer appropriate questions and, if they desire, to make a statement. Ernst & Young LLP has served as the Company's independent auditors since 1969.

If the appointment of Ernst & Young LLP is not ratified by a majority of the votes cast at the meeting, or if Ernst & Young LLP declines or is incapable of acting, the appointment of independent auditors will be submitted to the Board of Directors for reconsideration.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

OTHER PROPOSED ACTION

The Company knows of no business to come before the Annual Meeting other than the matters described above. Should any other business properly come before the meeting, stockholders' proxies will be voted in accordance with the judgment of the person or persons voting the proxies.

STOCKHOLDER PROPOSALS

Any stockholder may submit a proposal for consideration at the Annual Meeting. To be included in next year's proxy statement, stockholder proposals for the 1996 Annual Meeting must be received in writing by November 28, 1995, by the Secretary, Providian Corporation, Post Office Box 32830, Louisville, Kentucky 40232. The Board of Directors will decide, subject to the rules of the Securities and Exchange Commission, whether such proposals are to be included in the proxy and proxy statement.

Stockholders also may recommend candidates for directors. The Human Resources Committee of the Board of Directors, which serves as the nominating committee for the Board in recommending nominations for directors of the Company, will consider such recommendations for the 1996 Annual Meeting and subsequent annual meetings. Recommendations should be submitted in writing no later than October 31 of each year to the Human Resources Committee, c/o Secretary, Providian Corporation, Post Office Box 32830, Louisville, Kentucky 40232.

In addition to these requirements, the Company's By-laws impose notice requirements on a stockholder nominating a director or submitting a proposal to an annual meeting. Such notice shall be submitted to the Secretary of the Company no earlier than 90, nor later than 60, days before an annual meeting, and shall contain the information prescribed by the By-laws, copies of which are available from the Secretary. These requirements apply even if the stockholder does not desire to have his or her nomination or proposal included in the Company's proxy statement.

PROVIDIAN CORPORATION

By: ROBERT MICHAEL SLAVEN
Secretary
Louisville, Kentucky
March 28, 1995

APPENDIX A

PROVIDIAN CORPORATION
1995 STOCK OPTION PLAN

ARTICLE 1. PURPOSE

The purpose of this 1995 Stock Option Plan ("Plan") is to advance the interest of Providian Corporation, a Delaware corporation ("Company"), by enabling it and its operating companies to attract and retain the best available personnel for positions of substantial responsibility, and to provide key employees of the Company and its operating companies with an opportunity for investment in the Company Common Stock; thereby giving them an additional incentive to increase their efforts on behalf of the long term success of the Company and its operating companies. Upon adoption of the Plan by the Company's stockholders, the Plan shall replace the Company's 1989 Stock Option Plan; however, the termination of such plan shall not effect the grants and awards made under such plan prior to termination.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION

2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such meanings shall apply equally to both the singular and plural forms of the terms defined);

(a) "Board" shall mean the Board of Directors of the Company.

(b) "Cause" shall mean a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty (as such terms are defined by the Committee in its sole discretion), any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

(c) "Change of Control" shall mean:

  i. When any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) becomes a beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (A) the Outstanding Common Stock or (B) the Outstanding Voting Securities; provided, however, that beneficial ownership by any of the following shall not constitute a Change of
     Control: (1) the Company; (2) any employee benefit plan (or related trust) sponsored or maintained by the Company; or (3) any corporation with respect to which, following such acquisition, more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities, immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or

  ii. When individuals who, as of the date hereof, constitute the Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors of the Company then comprising the Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

  iii. A reorganization, merger or consolidation, with respect to which, in each case, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or

  iv. (A) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be.

(d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, together with any regulations promulgated thereunder.

(e) "Committee" shall mean the committee described in Section 3.1.

(f) "Common Stock" shall mean the Company's common stock, $1 par value per share.

(g) "Disability" shall mean when a Participant is considered permanently disabled under a disability insurance policy carried by the Company, or, if no such policy is carried by the Company, when a Participant is permanently and totally disabled within the meaning of section 22(e) of the Code.

(h) "Effective Date" shall mean the date described in Section 9.1.

(i) "Employee" shall mean an individual who is a full-time or part-time employee of the Company or a Subsidiary.

(j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(k) "Fair Market Value" of the Shares shall mean, as of any applicable date, the mean between the highest and lowest sale price of the Shares as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

(l) "Incumbent Board" shall mean the individuals who on the date of adoption of this Plan by the Board of Directors constitute the Board of Directors.

(m) "ISOs" shall have the meaning given such term in Section 6.1.

(n) "NQSOs" shall have the meaning given such term in Section 6.1.

(o) "Option" shall mean an option to purchase Shares granted pursuant to
    Article 6 (and, if applicable, related stock appreciation rights).

(p) "Option Agreement" shall mean an agreement evidencing the grant of an Option, as described in Section 6.2.

(q) "Option Exercise Price" shall mean the purchase price per Share subject to an Option, which shall not be less than the Fair Market Value of the Share on the day on which the Option is granted.

(r) "Outstanding Common Stock" shall mean the then outstanding shares of Common Stock.

(s) "Outstanding Voting Securities" shall mean the then outstanding voting securities of the Company entitled to vote generally in the election of directors of the Company.

(t) "Participant" shall mean any Employee who is a key salaried employee of the Company or its Subsidiaries and who is selected by the Committee to receive an Award under the Plan.

(u) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

(v) "Plan" shall mean this Providian Corporation 1995 Stock Option Plan as the same may be amended from time to time.

(w) "Retirement" shall mean retirement by a Participant in accordance with the terms of the Company's retirement or pension plans or pursuant to a written agreement.

(x) "Shares" shall mean the shares of Common Stock.

(y) "Subsidiary" shall mean, with respect to the Company, any corporation or other Person of which a majority of its voting power, equity securities, or equity interest is owned directly or indirectly by the Company.

2.2 Gender. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender.

2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3. ADMINISTRATION

3.1 The Committee. The Plan shall be administered by the Human Resources Committee of the Board, or by any other committee (the "Committee") appointed by the Board which shall include two or more directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3 (or any successor provision) promulgated under the Exchange Act and all of whom shall be "outside directors" within the meaning of Proposed Treasury Regulation (S)1.162-27 (or any successor provision) promulgated under the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority to administer the Plan, including without limitation, the authority to:

(a) approve Participants to whom Options are granted;

(b) determine the size, types and frequency of Options granted under the Plan;

(c) determine the terms and conditions of Options, including any restrictions or conditions to the Option, which need not be identical for all Participants;

(d) accelerate the exercisability of, and accelerate or waive any or all the restrictions and conditions applicable to, any Option, for any reason;

(e) modify the duration of an Option exercise period or term of an Award;

(f) construe and interpret the Plan and any agreement or instrument entered into under the Plan;

(g) establish, amend and rescind rules and regulations for the Plan's administration; and

(h) amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.

The Committee shall have sole discretion to make all other determinations which may be necessary or advisable for the administration of the Plan. To the extent permitted by law and Rule 16b-3 promulgated under the Exchange Act, the Committee may delegate its authority as identified hereunder.

3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding on all Persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

3.4 Section 16 Compliance; Bifurcation of Plan. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board or the Committee, in its discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

ARTICLE 4. SHARES AVAILABLE UNDER THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the number of Shares reserved for issuance upon the exercise of Options is 4,500,000 Shares. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. If and to the extent an Option shall expire or terminate for any reason without having been exercised in full (including a cancellation and regrant of an Option), or shall be forfeited, the Shares associated with such Options shall again become available for Options under the Plan.

4.2 Adjustments in Authorized Shares and Outstanding Awards. In the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures, or other change in the corporate structure of the Company affecting the Shares, the Committee may substitute or adjust the total number and class of Shares or other stock or securities which may be issued under the Plan, and the number, class and/or price of Shares or other stock or securities subject to outstanding Options, as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights of Participants and to preserve, without exceeding, the value of any outstanding Options; provided, that the number of Shares or other stock or securities subject to any Option shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

Persons eligible to receive Awards under this plan shall be those Employees who are key salaried employees of the Company or its Subsidiaries. A Participant shall be any such eligible Employee who is designated by the Committee in its sole discretion to receive an Option under the Plan.

ARTICLE 6. STOCK OPTIONS

6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options to Participants at any time and from time to time in the form of options which are intended to qualify as incentive stock options within the meaning of section 422 of the Code ("ISOs"), Options which are not intended to so qualify ("NQSOs") or a combination thereof. No more than 500,000 Options may be granted to any Participant during any calendar year. The Committee may issue stock appreciation rights in tandem with any Option granted to a Participant; provided, however, that the Committee may not issue stock appreciation rights in tandem with Option with respect to more than 50 percent, in the aggregate, of the shares under Options granted to any one Participant. If stock appreciation rights are issued in tandem with an Option, the exercise of such Option shall cause a pro tanto cancellation of the related stock appreciation rights issued in tandem with such Option. The exercise of a stock appreciation right issued in tandem with an Option shall cause a pro tanto cancellation of such Shares under Option.

6.2 Option Agreement. Each Option Award shall be evidenced by an Option Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option relates (and if any stock appreciation rights are to be issued in tandem with such Option) and such other provisions as the Committee may determine or which are required by the Plan. The Option Agreement shall also specify whether the Option is intended to be an ISO or a NQSO and shall include such provisions applicable to the particular type of Option granted. In no event shall the Option Exercise Price be less than the Fair Market Value of the Shares on the date the Option is granted.

6.3 Duration of Options. Subject to Section 3.2(e), each Option shall expire at such time as is determined by the Committee at the time of grant; provided, however, that no Option shall be exercised later than the tenth (10th) anniversary of its grant.

6.4 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve at the time of grant, which need not be the same for each grant or for each Participant. Options shall be exercised by delivery to the Company of a written notice of exercise, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by an arrangement acceptable to the Company to provide full payment of the Option Exercise Price on or prior to the settlement date and all applicable withholding taxes.

6.5 Stock Appreciation Rights. If the Committee issues stock appreciation rights in tandem with an Option granted under this Plan, such rights shall be subject to the same terms and conditions as the related Option and shall be exercisable only to the extent that such Option is exercisable. A grant of stock appreciation rights shall require, as a condition to its exercise, that the grantee surrender to the Committee, unexercised, the related Option. Upon exercise of a stock appreciation right, the grantee shall be entitled to receive an aggregate value equal to the product of (a) the excess of the fair market value of one Share on the date of exercise over the Option Exercise Price multiplied by (b) the number of the stock appreciation rights being exercised. The Committee shall have the right to determine whether such aggregate value shall be paid to such grantee in Shares, cash, or part in cash and part in Shares. No fractional shares will be issued, but instead cash will be paid in lieu of the fractional Share to which the grantee would otherwise be entitled.

6.6 Payment of Option Exercise Price. The Option Exercise Price for Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise, at the discretion of the Committee, either (a) in cash in the form of currency or other cash equivalent acceptable to the Company, (b) by tendering Shares having a Fair Market Value at the time of exercise equal to the Option Exercise Price, (c) any other reasonable consideration that the Committee may deem appropriate or (d) by a combination of the forms of consideration described in (a), (b) and (c) of this Section 6.6. The Committee may permit the cashless exercise of Options as described in Regulation T promulgated by the Federal Reserve Board, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

6.7 Sale, Merger or Change in Control. (a) Upon a Change of Control, any then outstanding Options held by a Participant shall become fully vested and immediately exercisable.

(b) If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under the Plan on a basis that is fair and equitable to holders of such Options as determined by the Board, each Option granted to a Participant at the direction and discretion of the Board
(1) may (subject to such conditions, if any, as the Board deems appropriate) be canceled unilaterally by the Company in exchange for (A) whole shares of Stock

(and cash for any fractional share) the number of which, if any, shall be determined by the Committee on a date set by the Committee for this purpose by dividing (i) the excess of the then Fair Market Value of the Stock then subject to exercise under such Option (as determined without regard to any vesting schedule for such Option) over the Option Exercise Price of such Stock by (ii) the then Fair Market Value of a share of such Stock, or (B) the right to exercise his or her outstanding Option in full on any date before the date as of which the Board unilaterally cancels such Option in full or (2) may be canceled unilaterally by the Company if the Option Exercise Price equals or exceeds the Fair Market Value of a share of Stock on a date set by the Board. If the exchange described in this Section 6.7(b)(1) would result in a violation of Section 16 of the Exchange Act for a Participant, each such Option may be canceled unilaterally by the Company after advance written notice to such Participant.

6.8 Termination of Employment. If the employment of a Participant is terminated for Cause, all then outstanding Options of such Participant, whether or not exercisable, shall terminate immediately. If the employment of a Participant is terminated for any reason other than for Cause, death, Disability or Retirement, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by such Participant or his personal representative at any time prior to the earlier of the expiration date of the Options or the date which is ninety (90) days after the date of such termination of employment. In the event of the Retirement of a Participant, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by the Participant (a) in the case of NQSOs, within five years after the date of Retirement and (b) in the case of ISOs, within ninety (90) days after Retirement as ISOs or four years nine months thereafter as NQSOs; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death or Disability of a Participant while employed by the Company or a Subsidiary, all then outstanding Options of such Participant shall become fully vested and immediately exercisable, and may be exercised at any time (q) in the case of NQSOs, within five years after the date of death or determination of Disability, (r) in the case of ISOs, within one year after the date of determination of Disability as ISOs, or four years thereafter as NQSOs, and (s) in the case of ISOs within five years after the date of death; provided however, that no such Options may be exercised on a date subsequent to their expiration. Options may be exercised as provided in this Section 6.8 (x) in the event of the death of a Participant, by the person or persons to whom rights pass by will or by the laws of descent and distribution, or if appropriate, the legal representative of his estate and
(y) in the event of the Disability of a Participant, by the Participant, or if such Participant is incapacitated, by his legal representative.

ARTICLE 7. EFFECTIVE DATE, AMENDMENT, MODIFICATION AND TERMINATION

7.1 Effective Date. The Plan shall become effective upon approval by the Company's stockholders. The Committee may, in its discretion, authorize the grant of Options, the issuance or exercise of which shall be expressly subject to the conditions that (a) approval by the Company's stockholders shall have been obtained, (b) the Shares reserved for issuance under the Plan shall have been duly listed, upon official notice of issuance, upon the New York Stock Exchange and (c) a registration statement under the Securities Act of 1933, as amended, with respect to such Shares shall have become effective.

7.2 Termination Date. The Plan shall terminate on the earliest to occur of (a) the tenth (10th) anniversary of the Effective Date, (b) the date when all Shares available under the Plan shall have been acquired pursuant to the exercise of Awards or (c) such other date as the Board may determine in accordance with Section 7.3.

7.3 Amendment, Modification and Termination. The Board may, at any time, amend, modify or terminate the Plan. However, to the extent required by sections 422 or 162(m) of the Code, Section 16 of the Exchange Act and the rules promulgated thereunder, any national securities exchange or system on which the Shares are then listed or reported or a regulatory body having jurisdiction with respect hereto, no such amendment, modification or termination shall be made without approval of stockholders of the Company to:

(a) materially increase (within the meaning of Rule 16b-3 to Section 16 of the Exchange Act or any successor rule ("Rule 16b-3") the benefits accruing to Participants under the Plan;

(b) materially increase (within the meaning of Rule 16b-3) or otherwise increase (for purposes of the Code) the total amount of Shares which may be issued under the Plan, except as provided in Section 4.3; or

(c) materially modify (within the meaning of Rule 16b-3) or otherwise modify (for purposes of the Code) the class of Employees eligible to participate in the Plan.

The Committee may amend the terms of any Award, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without such Participant's consent.

7.4 Awards Previously Granted. No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Award without the written consent of the Participant holding such Award.

ARTICLE 8. NO GRANTING OF EMPLOYMENT RIGHTS

Neither the Plan, nor any action taken under the Plan, shall be construed as giving any Employee the right to become a Participant, nor shall an Option under the Plan be construed as giving a Participant any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise, a Participant's employment at any time, with or without Cause, except as may otherwise be provided by any written agreement between the Company and the Participant. This Plan is not intended to alter, amend or modify the terms of any written employment agreement between the Company and any Participant. In the event of a conflict between the terms of this Plan and such agreement, the rights of the Participant shall be determined in accordance with the terms of the employment agreement.

ARTICLE 9. WITHHOLDING

9.1 Tax Withholding. A Participant shall remit to the Company an amount sufficient to satisfy Federal and state taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.

9.2 Share Withholding. With respect to withholding required upon the exercise of Options, a Participant may, subject to the discretion of the Committee, make an election (a "Tax Election") to satisfy the withholding requirement with respect to such Shares, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the withholding tax is to be determined equal to the amount required to be withheld under applicable law; provided, however, that with respect to a Participant subject to Section 16(b) of the Exchange Act, the Participant makes the Tax Election. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (x) modify the provisions of this Section 9.2 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16 of the Exchange Act and
(y) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16 of the Exchange Act.

ARTICLE 10. INDEMNIFICATION

No member of the Board or the Committee, nor any officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 11. SUCCESSORS

All obligations of the Company with respect to Awards granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is a result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 12. GOVERNING LAW

To the extent not preempted by Federal law, the Plan, and all agreements under the Plan, shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules.

APPENDIX B

PROVIDIAN CORPORATION
MANAGEMENT INCENTIVE PLAN

ARTICLE 1. PURPOSE

The purpose of this Management Incentive Plan ("Plan") is to advance the interest of Providian Corporation, a Delaware corporation ("Company"), and its subsidiaries, by integrating executive compensation with the Company's business planning and measurement process. Incentives under the Plan will consist of opportunities to receive monetary payments.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION

2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such meanings shall apply equally to both the singular and plural forms of the terms defined):

(a) "Award" shall mean a monetary payment made in accordance with Article 5 upon the achievement of the pre-established performance objectives.

(b) "Board" shall mean the Board of Directors of the Company.

(c) "Cause" shall mean a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

(d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, together with any regulations promulgated thereunder.

(e) "Committee" shall mean the committee described in Section 3.1.

(f) "Disability" shall mean when a Participant is considered permanently disabled under a disability insurance policy carried by the Company, or, if no such policy is carried by the Company, when a Participant is permanently and totally disabled within the meaning of section 22(e) of the Code.

(g) "Effective Date" shall mean the date described in Section 6.1.

(h) "Employee" shall mean an individual who is a full-time or part-time employee of the Company or a Subsidiary.

(i) "Incentive Fund" shall mean that pool of monies from which incentive awards may be paid.

(j) "Operating Unit" shall mean any operating entity within the Company designated by the Committee as a Business Unit for purposes of the Plan.

(k) "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

(l) "Subsidiary" shall mean, with respect to the Company, any corporation of which a majority of its voting power, equity securities, or equity interest is owned directly or indirectly by the Company.

2.2 Gender. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender.

2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3. ADMINISTRATION

3.1 The Committee. The Plan shall be administered by the Human Resources Committee of the Board, or by any other committee (the "Committee") appointed by the Board all of whom shall be "outside directors" within the meaning of Treasury Regulation (S)1.162-27 (or any successor provision) promulgated under the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

3.2 Authority of the Committee. Subject to the provisions of the Plan and the requirements under section 162(m) of the Code for qualified performance-based compensation, the Committee shall have full authority to administer the Plan, including without limitation, the authority to:

(a) select Participants to whom Awards are granted;

(b) determine the size, types and frequency of Awards granted under the Plan;

(c) determine the terms and conditions of Awards, including any restrictions or conditions to the Award, which need not be identical for all Participants;

(d) accelerate the exercisability of, and accelerate or waive any or all the restrictions and conditions applicable to, any Award, for any reason;

(e) construe and interpret the Plan and any agreement or instrument entered into under the Plan;

(f) establish, amend and rescind rules and regulations for the Plan's administration; and

(g) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.

The Committee shall have sole discretion to make all other determinations which may be necessary or advisable for the administration of the Plan. To the extent permitted by law, the Committee may delegate its authority as identified hereunder.

3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding on all Persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

3.4 Bifurcation of Plan. Notwithstanding anything in the Plan to the contrary, the Board or the Committee, in its discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are "covered employees" within the meaning of Section 162(m) of the Code without restricting, limiting or conditioning the Plan with respect to other Participants.

ARTICLE 4. ELIGIBILITY AND PARTICIPATION

Persons eligible to receive Awards under this plan shall be those Employees who are key salaried employees of the Company or its Subsidiaries.

ARTICLE 5. AWARDS

5.1 Awards. An Award may be made by the Company to a Participant as compensation for services to the Company or a Subsidiary. Payment of an Award will depend on achievement by the Company (and/or an Operating Unit) and the Participant of annual performance objectives established by the Committee. Such performance objectives shall be established annually within 90 days after the commencement of the year to which the performance objective relates. A Participant shall only be eligible for an Award if the Company and the Participant both attain the pre-established performance objectives. The amount of a Participant's Award shall be determined based on the incentive award level established by the Committee for such Participant expressed as a percentage of salary. In no event shall any Award under the Plan exceed $1,200,000. Incentive award levels may be adjusted downward based on the Employee's performance with respect to such Employee's individual performance objectives.

5.2 Annual Performance Objectives. The performance objectives with respect to annual performance periods shall be based upon the Company's and/or the Operating Unit's earnings, earnings per share, revenue, expenses, margin or return on equity and shall be calculated in accordance with the formula established for such annual performance period. The Committee shall certify in writing before an Award is paid with respect to an annual performance period that the performance objectives for such period have been satisfied.

5.3 Incentive Fund. Awards are to be paid from an Incentive Fund established for the Company or an Operating Unit. The amount of the Incentive Fund shall be determined based on the salaries of the Company and/or Operating Unit Participants and the performance of the Company and/or Operating Unit.

5.4 Payment of Awards. A Participant whose employment with the Company ceases prior to distribution of Awards for the annual performance period for any reason other than death, Retirement or Disability shall not be eligible for any Award for such period. A Participant whose active employment with the Company ceases prior to end of the annual performance period as a result of death, Retirement or Disability, shall be eligible for a prorated amount of an Award based upon length of active employment during the annual performance period and the attainment of the performance objectives for such period. A Participant who transfers employment from the Company to a Subsidiary, from a Subsidiary to the Company, among Subsidiaries, or from one position to another within the Company or within one Subsidiary prior to the end of the annual performance period may be eligible for an Award if the Committee determines such is appropriate and that the performance objectives for such period have been satisfied. When a Participant commences employment or becomes a Participant subsequent to the commencement of the annual performance period, that Participant shall be eligible for a prorated amount of an incentive award based upon the length of employment during the performance Period and subject to the provisions of the Plan. The individual performance objectives applicable with respect to a Participant (1) whose active employment terminates due to death, Disability or Retirement during the annual performance period, (2) who transfers positions within the Company or a Subsidiary or between or among the Company and its Subsidiaries during such period, or (3) who commences employment or becomes a Participant subsequent to the commencement of such period shall be determined by the Committee subject to the same rules and limitations applicable to the establishment of all performance objectives under the Plan. Awards shall be paid or credited as soon as practicable following the end of the annual performance period.

5.5 Designation of Beneficiary. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the right to receive payments is to be paid in case of the Participant's death before receiving any or all such payments. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 6. EFFECTIVE DATE, AMENDMENT, MODIFICATION AND TERMINATION

6.1 Effective Date. The Plan shall become effective as of January 1, 1995, provided the stockholders of the Company approve the Plan.

6.2 Termination Date. The Plan shall terminate on the earliest to occur of (a) the tenth (10th) anniversary of the Effective Date, or (b) such other date as the Board may determine in accordance with Section 6.3.

6.3 Amendment, Modification and Termination. The Board may, at any time, amend, modify or terminate the Plan. However, to the extent required under Code section 162(m) for qualified performance-based compensation, no such amendment, modification or termination shall be made without the approval of stockholders of the Company. The Committee may amend the terms of any Award, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without such Participant's consent.

ARTICLE 7. NO GRANTING OF EMPLOYMENT RIGHTS

Neither the Plan, nor any action taken under the Plan, shall be construed as giving any Employee the right to become a Participant, nor shall an Award under the Plan be construed as giving a Participant any right with respect to continuance of employment by the Company or a Subsidiary. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise, a Participant's employment at any time, with or without Cause, except as may otherwise be provided by any written agreement between the Company or a Subsidiary and the Participant. This Plan is not intended to alter, amend or modify the terms of any written employment agreement between the Company and any Participant. In the event of a conflict between the terms of this Plan and such agreement, the rights of the Participant shall be determined in accordance with the terms of the employment agreement.

ARTICLE 8. WITHHOLDING

A Participant shall remit to the Company an amount sufficient to satisfy Federal and state taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any payment made under or as a result of the Plan.

ARTICLE 9. INDEMNIFICATION

No member of the Board or the Committee, nor any officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each and any officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, the Company's charter, by-laws or other agreements be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

ARTICLE 10. SUCCESSORS

All obligations of the Company with respect to Awards granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is a result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 11. GOVERNING LAW

To the extent not preempted by Federal law, the Plan, and all agreements under the Plan, shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules.

P R O X Y

                             PROVIDIAN CORPORATION
                                 P.O. BOX 32830
                           LOUISVILLE, KENTUCKY 40232
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Irving W. Bailey II, J. David Grissom and John
M. Cranor III, and each of them, proxies with power of substitution to vote all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Providian Corporation (the "Company") on May 5, 1995 at 10:30 a.m., E.D.T., and any adjournments thereof, upon the matters set forth below and any other business that may properly come before the meeting.

1. Election of four Directors. Nominees for directors are John M. Cranor III,
   J. David Grissom, F. Warren McFarlan, and Martha R. Seger, Ph.D.

2. Adoption of the Company's 1995 Stock Option Plan.

3. Adoption of the Company's Management Incentive Plan.

4. Amendment of the Company's Stock Ownership Plan.

5. Ratification of the Appointment of Ernst & Young LLP as Independent
   Auditors.
                                                                     SEE REVERSE
                                                                         SIDE

--------------------------------------------------------------------------------

[X] Please mark your votes as in this example.                           | 9863
                                                                         |_____
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
--------------------------------------------------------------------------------

                                                   FOR   WITHHELD
1. Election of Directors  (see reverse)            [_]      [_]
For, except vote withheld from the following nominee(s):

--------------------------------------------------------

                                                   FOR   AGAINST   ABSTAIN
2. Adoption of 1995 Stock Option Plan              [_]     [_]       [_]


                                                   FOR   AGAINST   ABSTAIN
3. Adoption of Management Incentive Plan           [_]     [_]       [_]


                                                   FOR   AGAINST   ABSTAIN
4. Amendment of Stock Ownership Plan               [_]     [_]       [_]


                                                   FOR   AGAINST   ABSTAIN
5. Ratification of appointment of Auditors         [_]     [_]       [_]

--------------------------------------------------------------------------------
 Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                   ----------------------------

                                                   ----------------------------
                                                   SIGNATURE(S)          DATE

--------------------------------------------------------------------------------
              PLEASE DETACH HERE. COMPLETE, SIGN AND RETURN CARD


                        [LOGO OF PROVIDIAN CORPORATION]

                             Providian Corporation
                        Annual Meeting of Stockholders
                                  May 5, 1995
                                  10:30 a.m.
                        Lobby of One Commonwealth Place
                               680 Fourth Avenue
                             Louisville, Kentucky

--------------------------------------------------------------------------------

[X] Please mark your votes as in this example.                           | 9893
                                                                         |_____
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
--------------------------------------------------------------------------------

                                                   FOR   WITHHELD
1. Election of Directors  (see reverse)            [_]      [_]
For, except vote withheld from the following nominee(s):

--------------------------------------------------------

                                                   FOR   AGAINST   ABSTAIN
2. Adoption of 1995 Stock Option Plan              [_]     [_]       [_]


                                                   FOR   AGAINST   ABSTAIN
3. Adoption of Management Incentive Plan           [_]     [_]       [_]


                                                   FOR   AGAINST   ABSTAIN
4. Amendment of Stock Ownership Plan               [_]     [_]       [_]


                                                   FOR   AGAINST   ABSTAIN
5. Ratification of appointment of Auditors         [_]     [_]       [_]

--------------------------------------------------------------------------------
 Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                   ----------------------------

                                                   ----------------------------
                                                   SIGNATURE(S)          DATE

--------------------------------------------------------------------------------
              PLEASE DETACH HERE. COMPLETE, SIGN AND RETURN CARD


                        [LOGO OF PROVIDIAN CORPORATION]

                             Providian Corporation
                        Annual Meeting of Stockholders
                                  May 5, 1995
                                  10:30 a.m.
                        Lobby of One Commonwealth Place
                               680 Fourth Avenue
                             Louisville, Kentucky